FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2023
FINANCIAL INCOME, NET
Schedule of Interest Income and Interest Expense

	Year Ended December 31,
	2023	2022	2021
Interest income	1,311	404	10
Interest expense	(232)	(168)	(52)
Paycheck Protection Program loan forgiveness	—	—	187
Total	1,079	236	145